PREMISES AND EQUIPMENT	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]

NOTE 8 - PREMISES AND EQUIPMENT

A summary of the cost and accumulated depreciation of premises and equipment at December 31, 2012 and 2011 follows:

	2012	2011

Land	$5,509,342	$4,916,251
Building and improvements	16,148,785	13,424,230
Furniture and equipment	6,681,230	5,820,318
Automobiles	294,225	245,363
Total cost	28,633,582	24,406,162
Less accumulated depreciation	8,851,346	7,965,260
Premises and equipment, net	$19,782,236	$16,440,902

Certain Bank facilities are leased under various operating leases. Rent expense was $513,910 and $488,154 in 2012 and 2011, respectively. Future minimum rental commitments under non-cancellable operating leases are as follows:

2013	$548,765
2014	555,316
2015	562,036
2016	577,729
2017	584,801
Thereafter	3,545,937

Total	$6,374,584